Rule 497(e)

Registration Nos. 333-182308 and 811-22717

FIRST TRUST EXCHANGE-TRADED FUND VI
(the “Trust”)

FIRST TRUST DORSEY WRIGHT DALI 1 ETF
(the “Fund”)

SUPPLEMENT TO THE PROSPECTUS, SUMMARY PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION

DATED DECEMBER 9, 2020

The Fund’s investment objective is to seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of the Nasdaq Dorsey Wright DALI 1 Index (the “Index”). On or about February 22, 2021, Nasdaq, Inc. (the “Index Provider”) intends to make a change to the Index to remove fixed income securities as one of the asset classes to which the Index may provide exposure.

Notwithstanding anything to the contrary in the Fund’s prospectus, summary prospectus or statement of additional information, after the effective date of the Index change, fixed income securities will no longer be an asset class to which the Index may provide exposure. Accordingly, after the effective date of the Index change, all references in the Fund’s prospectus, summary prospectus and statement of additional information to the evaluation of the fixed income securities asset class in connection with determining the composition of the Index and to Fund investments in exchange-traded funds that provide exposure to the fixed income securities asset class should be ignored.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS, SUMMARY PROSPECTUS
AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE